Exhibit 10.1

Consent Letter

November 2, 2007

Alfa Corporation

2108 East South Boulevard

P.O. Box 11000

Montgomery, Alabama 36191-0001

Attention: Chief Financial Officer

Ladies and Gentlemen:

Reference is hereby made to that certain Third Amended and Restated Credit Agreement dated as of May 23, 2003 (as amended from time to time through the date hereof, the “Credit Agreement”) among Alfa Corporation (the “Company”), Alfa Financial Corporation, Alfa Life Insurance Corporation, Alfa Insurance Corp., Alfa General Insurance Corp., the lenders from time to time a party thereto (the “Lenders”) and AmSouth Bank, as agent for the Lenders.

Notwithstanding Section 6.9 of the Credit Agreement, the undersigned Lenders hereby consent to the entering into of an Agreement and Plan of Merger among the Company, Alfa Mutual Insurance Company, Alfa Mutual Fire Insurance Company and Alfa Delaware Merger Sub, Inc. (“Merger Sub”) pursuant to which Merger Sub will merge with and into the Company with the Company being the surviving corporation. The undersigned Lenders hereby agree that the entering into of such Agreement and Plan of Merger will not cause or result in an “Unmatured Default” or an “Event of Default” (as each such term is defined in the Credit Agreement).

The Company acknowledges and agrees that, except for the foregoing consent and agreement, the terms and provisions of the Credit Agreement shall remain in full force and effect without modification or amendment.

This Consent Letter may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns and delivered by PDF, telecopier or other facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

[Signatures on following pages]

REGIONS BANK, as Agent and a Lender

By:	/s/
Title:	Vice President

Revolving Credit Commitment:	$85,000,000

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mary K. Young
Title:	Senior Vice President

Revolving Credit Commitment:	$20,000,000

WACHOVIA BANK, N.A., as a Lender

By:	/s/
Title:	Vice President

Revolving Credit Commitment:	$42,500,000

SUNTRUST BANK, as a Lender

By:	/s/ William B. Hamilton
Title:	Director

Revolving Credit Commitment:	$37,500,000

COMPASS BANK, as a Lender

By:
Title:

Revolving Credit Commitment:	$30,000,000

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/
Title:	Vice President

Revolving Credit Commitment:	$27,500,000

COLONIAL BANK, as a Lender

By:	/s/
Title:	Assistance Vice President

Revolving Credit Commitment:	$10,000,000

WHITNEY NATIONAL BANK, as a lender

By:	/s/
Title:	Senior Vice President

Revolving Credit Commitment:	$17,500,000

COMERICA BANK, as a Lender

By:	/s/ De Von Lang
Title:	Corporate Banking Officer

Revolving Credit Commitment:	$30,000,000

Acknowledged by:

ALFA CORPORATION

By:	/s/ Stephen G. Rutledge
Title:	Senior Vice President,
Chief Financial Officer and
Chief Investment Officer